PURPLE BEVERAGE COMPANY, INC.

SUBSCRIPTION AGREEMENT

Purple Beverage Company, Inc.
450 E. Las Olas Blvd., Suite 830
Ft. Lauderdale, Florida 33301
Attn: Michael Wallace, CFO

Dear Mr. Wallace:

The undersigned, Ben Rabinowitz, hereby subscribes to purchase the securities (the “Securities”) of Purple Beverage Company, Inc., a Nevada corporation (the “Company”), consisting of a promissory note in the face amount of up to $3,000,000 (the “Note”), in the form attached hereto as Exhibit A; up to 600,000 shares (the “Shares”) of the Company’s Common Stock (such number of Shares to be calculated on a pro rata basis determined by the face amount of the Note); a two-year warrant, in the form attached hereto as Exhibit B (the “A Warrant”), to purchase up to 600,000 shares of the Company’s Common Stock (the number of shares of the Company’s Common Stock underlying the A Warrant to be calculated on a pro rata basis as determined by the face amount of the Note) at an exercise price of $2.00 per underlying share (the “Initial A Warrant Exercise Price”); and a two-year warrant, in the form attached hereto as Exhibit C (the “B Warrant;” together with A Warrant, the “Warrants”), to purchase up to 600,000 shares of the Company’s Common Stock (the number of shares of the Company’s Common Stock underlying the B Warrant to be calculated on a pro rata basis as determined by the face amount of the Note) at an exercise price of $3.50 per underlying share (the “Initial B Warrant Exercise Price;” together with Initial A Warrant Exercise Price, the “Initial Warrant Exercises Prices”), in accordance with the following paragraphs. This subscription may be rejected in whole or in part by the Company, in its sole and absolute discretion for any cause or for no cause.

The undersigned acknowledges that the minimum individual subscription for the purchase of the Securities is $250,000. If, between the date that the undersigned has completed the subscription procedures as set forth in this Subscription Agreement and the date on which such subscription is accepted by the Company pursuant to section 8, below, the Company subdivides or combines its issued and outstanding shares, the number of Shares set forth here and above, the number of shares represented by the Warrants, and the Initial Warrant Exercise Prices shall be proportionately adjusted. Any questions regarding this document or the investment described herein should be directed to Michael Wallace, Chief Financial Officer, Purple Beverage Company, Inc., 450 E. Las Olas Blvd., Suite 830, Ft. Lauderdale, Florida 33301; telephone: (877) 347-3836 X 210; fax: (954) 462-8758; e-mail: mwallace@drinkpurple.com.

1. Purchase. Subject to the terms and conditions hereof, the undersigned hereby irrevocably agrees to purchase the Securities, consisting of (a) the Note with an initial face amount set forth on the Signature Page; (b) that number of Shares set forth on the Signature Page (such Shares valued at the 10-trading-day Volume Weighted Average Price, with the final such trading day being the trading day immediately preceding the execution of this Subscription Agreement by the undersigned, but in no event, valued at less than $2.00 per Share); (c) an A Warrant to purchase up to that number of shares of shares of the Company’s Common Stock set forth on the Signature Page; and (d) a B Warrant to purchase up to that number of shares of shares of the Company’s Common Stock set forth on the Signature Page, for an aggregate subscription price set forth on the Signature Page, and tenders such purchase price by means of a check (cashiers, certified, or personal), money order, or wire transfer made payable to: “Bryan Cave LLP Client Trust Account, as Escrow Agent for Purple Beverage Company, Inc.” The wire transfer instructions are:

California Bank & Trust
3420 Bristol Street
Costa Mesa, CA 92626
(714)754-2400

Name: Bryan Cave LLP Client Trust Account
Routing#: 121002042
Swift #: CALBUS 66
Trust Account: #33-400021-41
f/b/o Purple Beverage Company, Inc. / 0213855

2. Representations and Warranties of the Purchaser. The undersigned hereby makes the following representations and warranties to the Company, and the undersigned agrees to indemnify, hold harmless, and pay all causes of action, lawsuits, debts, controversies, damages, claims, demands and judgments (including litigation expenses and reasonable attorneys' fees) incurred by the Company, and its past and present officers, directors, employees, agents, successors and assigns, whether or not under federal or state securities laws, arising out of or in connection with the undersigned’s misrepresentation or breach of any of the representations and warranties set forth herein, including, without limitation,

(a)
The undersigned is the sole and true party in interest and is not purchasing the Securities for the benefit of any other person and has not granted any other person any right or option or any participation or beneficial interest in any of the Securities;

(b)
The undersigned confirms receipt and careful review of all written material provided by, or on behalf of, the Company in respect of its business and prospects, and all information provided by the Company to its stockholders and the undersigned in respect of its business and prospects, including all attachments and exhibits thereto. The undersigned understands that all books, records, and documents of the Company relating to this investment have been and remain available for inspection by the undersigned upon reasonable notice. The undersigned confirms that all documents requested by the undersigned have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. The undersigned confirms that he has obtained sufficient information, in his judgment or that of his independent purchaser representative, if any, to evaluate the merits and risks of this investment. The undersigned confirms that he has had the opportunity to obtain such independent legal and tax advice and financial planning services as the undersigned has deemed appropriate prior to making a decision to subscribe for the Securities. In making a decision to purchase the Securities, the undersigned has relied exclusively upon his experience and judgment, or that of his purchaser representative, if any, upon such independent investigations as he, or they, deemed appropriate, and upon information provided by the Company in writing or found in the books, records, or documents of the Company;

(c)
In evaluating the suitability of this investment the undersigned has not relied upon any representations or other information (whether oral or written), other than that furnished to the undersigned by the Company or its representatives. The undersigned acknowledges and represents that no representations or warranties have been made to the undersigned by the Company or its directors, officers or any agents or representatives with respect to the business of the Company, the financial condition of the Company and/or the economic, tax or any other aspect or consequence of the purchase of the Securities and the undersigned has not relied upon any information concerning the Company, written or oral, other than supplied to the undersigned by the Company;

(d)
The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of an evaluation of the merits and risks of the undersigned’s investment in the Securities;

(e)
THE UNDERSIGNED IS AWARE THAT AN INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE AND SUBJECT TO SUBSTANTIAL RISKS. The undersigned is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a sustained and orderly public market, and limited transferability of the Securities, which may make the liquidation of this investment impossible for the indefinite future. The undersigned has the financial ability to bear the economic risks of its investment, has adequate means of providing for its current needs and personal contingencies, and has no need for liquidity in this investment. The undersigned's commitment to investments that are not readily marketable is not disproportionate to its net worth, and this investment will not cause such overall commitment to become excessive;

(f)
The offer to sell the Securities was directly communicated to the undersigned by such a manner that the undersigned, or his purchaser representative, if any, was able to ask questions of and receive answers from the Company or a person acting on its behalf concerning the terms and conditions of this transaction. At no time, except in connection and concurrently with such communicated offer, was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising;

(g)
The Securities are being acquired solely for the undersigned’s own account for investment, and are not being purchased with a view towards resale, distribution, subdivision, or fractionalization thereof;

(h)
The undersigned understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance upon exemptions from regulation for non-public offerings. The undersigned understands that the Securities or any interest therein may not be, and agrees that the Securities or any interest therein will not be, resold or otherwise disposed of by the undersigned unless the Securities are subsequently registered under the Securities Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available;

(i)	The undersigned has been informed of and understands the following:

(1)	There are substantial restrictions on the transferability of the Securities;

(2)	No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of the Securities;

(j)
None of the following information has ever been represented, guaranteed, or warranted to the undersigned, expressly or by implication by any broker, the Company, or agent or employee of the foregoing, or by any other person:

(1)	The approximate or exact length of time that the undersigned will be required to remain a holder of the Securities;

(2)	The amount of consideration, profit, or loss to be realized, if any, as a result of an investment in the Company;

(3)
That the past performance or experience of the Company; its officers, directors, associates, agents, affiliates, or employees; or any other person will in any way indicate or predict economic results in connection with the plan of operations of the Company or the return on the investment;

(k)
The undersigned has not distributed any information relating to this investment to anyone other than his purchaser representative, if any, and no other person except such personal representative and the undersigned has used this information;

(l)
The undersigned hereby agrees to indemnify the Company and to hold it harmless from and against any and all liability, damage, cost, or expense, including its attorneys’ fees and costs, incurred on account of or arising out of:

(1)	Any material inaccuracy in the declarations, representations, and warranties hereinabove set forth;

(2)	The disposition of the Securities or any part thereof by the undersigned, contrary to the foregoing declarations, representations, and warranties;

(3)	Any action, suit, or proceeding based upon:

(i)	the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or

(ii)	the disposition of the Securities or any part thereof.

The foregoing representations, warranties, agreements, undertakings and acknowledgements are made by the undersigned with the intent that they be relied upon in determining the undersigned’s suitability as a purchaser of the Securities. In addition, the undersigned agrees to notify the Company immediately of any change in any representation, warranty or other information.

3. Transferability. The undersigned agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of the undersigned’s interest herein except to a subsidiary or affiliate of the undersigned.

4. Accredited Investor; Off-Shore Transaction; Not a U.S. Person. The undersigned is an “accredited investor,” as that term is defined in Rule 501(c) of Regulation D promulgated under the Securities Act, or is not a “U.S. Person,” as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act. If the subscriber is not a U.S. Person, this Subscription and the transactions contemplated herein constitute an “off-shore transaction,” as that term is defined in Rule 902(h) of Regulation S promulgated under the Securities Act.

5. Acknowledgements, Understandings, and Agreements of the Purchaser. The undersigned acknowledges, understands, and agrees that:

(a)	The Company reserves the right to reject all or any part of this subscription in its sole and absolute discretion for any cause or for no cause;

(b)
The undersigned will be promptly notified by the Company whether this subscription has been accepted, either in whole or in part, and if not accepted in whole, agrees to accept the return of a proportionate part of the funds tendered to the Company as a refund or a return, and in either case without interest thereon or deduction therefrom;

(c)	The Securities shall be deemed issued and owned by the undersigned upon the Company’s receipt of the purchase price therefor and its acceptance thereof;

(d)
The Securities (and their component parts) have not been registered under the Securities Act or any other applicable securities laws, by reason of their issuance in a transaction that does not require registration thereunder (based in part on the accuracy of the representations and warranties of the undersigned contained herein), and that the Securities must be held indefinitely unless a subsequent disposition is registered as required or is exempt from such registration;

(e)
The Securities and Exchange Commission (the “SEC”) currently takes the position that coverage of short sales of shares of the Company’s Common Stock “against the box” prior to the effective date of a Registration Statement registering the re-sale of the Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance of the SEC; and

(f)
The undersigned shall not use any of the Shares to cover any short sales made prior to the effective date of such registration statement or the date on which the shares are subject to sale under Rule 144.

6. State Securities Laws. The offering and sale of the Securities is intended to be exempt from qualification under the securities laws of such states in which the securities are offered and sold.

7. Regulation D and Regulation S. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of the undersigned, is deemed to be a “purchaser” pursuant to Regulation D or Regulation S promulgated under the Securities Act or any state law, does hereby make and join in making all of the covenants, representations, and warranties made by the undersigned.

8. Acceptance. Execution and delivery of this Subscription Agreement shall constitute an irrevocable offer to purchase the Securities indicated, which offer may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by its execution hereof.

9. Binding Agreement. The undersigned agrees that the undersigned may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of the undersigned.

10. Choice of Law; Forum. Notwithstanding the place where this Subscription Agreement or any counterpart hereof may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Florida and that any actions related hereto shall be brought in a court of competent jurisdiction located in the County of Broward, State of Florida.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth on the signature page.

The undersigned desires to take title in the Securities as an individual. The exact spelling of name(s) under which title to the Securities shall be taken, and the exact location for delivery of the Securities, is (please print):

Name(s)                 Ben Rabinowitz

(address)                402 Lexington Avenue, Suite 200

                               Lakewood, New Jersey 08201

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

Purchase Price subscribed:	$250,000	Face Amount of Note:	$250,000

		Number of Shares subscribed:	50,000

		Number of A Warrants:	50,000

		Number of B Warrants:	50,000

Ben Rabinowitz

Name of Purchaser(s) (Please print or type)

Signature

Signature

Social Security/Tax Identification Number:

Mailing Address:	402 Lexington Avenue, Suite 200

Lakewood, New Jersey 08201

Executed at Lakewood, New Jersey, this 25th day of June, 2008.

SUBSCRIPTION ACCEPTED:

PURPLE BEVERAGE COMPANY, INC.

By:	/s/ Michael Wallace
Michael Wallace, Chief Financial Officer

DATE: June 24, 2008